EXHIBIT 32.1

Section 1350 Certification

Pursuant to U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (“Section 906”), William B. Wachtel, the Chief Executive Officer (principal executive officer) and President (principal financial officer) of Saker Aviation Services, Inc., does hereby certify that:

1.

The Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2026 (the “Report”) of Saker Aviation Services, Inc. fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Saker Aviation Services, Inc.

Date:        August 14, 2026

	By:	/s/ William B. Wachtel
William B. Wachtel
Date: August 14, 2026		Chief Executive Officer (principal executive officer)

	By:	/s/ William B. Wachtel
William B. Wachtel
President (principal financial officer)